Intangible Assets	12 Months Ended
Dec. 31, 2017
Intangible Assets
Intangible Assets
(6)    Intangible Assets
Mortgage Servicing Rights
At December 31, 2017 and 2016, respectively, the Company serviced mortgage loans for others totaling $285.8 million and $294.4 million, respectively. Mortgage loan servicing fees, reported as non-interest income, earned on loans sold were $833,000, $854,000, and $873,000, for the years ended December 31, 2017, 2016, and 2015, respectively.
The table below presents changes in mortgage servicing rights (MSRs) for the years ended December 31, 2017, 2016, and 2015.
(in thousands)	2017	2016	2015
Balance at beginning of year	$2,584	$2,847	$2,762
Originated mortgage servicing rights	222	266	386
Changes in fair value:
Due to change in model inputs and assumptions (1)	364	108	372
Other changes in fair value (2)	(457)	(637)	(673)
Balance at end of year	$2,713	$2,584	$2,847

(1)     The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.

(2)     Other changes in fair value reflect changes due to customer payments and passage of time.

The following key data and assumptions were used in estimating the fair value of the Company’s mortgage servicing rights as of the years ended December 31, 2017 and 2016:
	2017	2016
Weighted-Average Constant Prepayment Rate	9.73%	10.68%
Weighted-Average Note Rate	3.85%	3.85%
Weighted-Average Discount Rate	10.09%	9.69%
Weighted-Average Expected Life (in years)	5.90	5.60